UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 27, 2004

LIQUIDMETAL TECHNOLOGIES, INC.
(Exact name of Registrant as Specified in its Charter)

Delaware	000-31332	20-0121262
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

25800 Commercentre Dr., Suite 100
Lake Forest, CA 92630
(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code:  (949) 206-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

LIQUIDMETAL TECHNOLOGIES, INC.

FORM 8-K

Item 7.01.  Regulation FD Disclosure.

Item 8.01.  Other Events.

The following information is being furnished under Items 7.01 and 8.01 of Form 8-K: Press release by Liquidmetal Technologies, Inc. announcing status of the company’s external audit and SEC filings. A copy of this press release is attached as Exhibit 99.1 to this Form 8-K.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

LIQUIDMETAL TECHNOLOGIES, INC.
By: /s/ John Kang
John Kang
Chairman, President, and Chief Executive Officer

Date: September 27, 2004

EXHIBIT INDEX

Exhibit Number               Description

99.1	— Press Release, dated September 27, 2004.

3